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Exhibit 10.37(a)

     NOTE: THIS EXHIBIT 10.37(a) INCLUDES THE CERTIFICATE OF INCORPORATION OF ORBITZ, INC. THAT IS REFERENCED IN THE EXCHANGE AGREEMENT, WHICH IS FILED AS
EXHIBIT 10.37 TO THIS REGISTRATION STATEMENT. PLEASE NOTE, HOWEVER, THAT THIS CERTIFICATE OF INCORPORATION WILL BE AMENDED AND RESTATED IN ITS ENTIRETY IMMEDIATELY PRIOR TO THE CLOSING OF THE INITIAL PUBLIC OFFERING OF ORBITZ, INC. CLASS A COMMON STOCK. THE FORM OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ORBITZ, INC. THAT WILL BE IN EFFECT FOLLOWING THE INITIAL PUBLIC OFFERING OF ORBITZ, INC. CLASS A COMMON STOCK IS FILED AS EXHIBIT 3.1
TO THIS REGISTRATION STATEMENT.

                                    * * * * *


                          CERTIFICATE OF INCORPORATION
                                       OF
                                  ORBITZ, INC.,
                             a Delaware corporation


                                    ARTICLE I

                                      NAME

 The name of this corporation is Orbitz, Inc. (hereinafter, the "CORPORATION").


                                   ARTICLE II

                                REGISTERED OFFICE

     The address of the registered office of this Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19081. The name of its registered agent at such address is The Corporation Trust Company.

                                   ARTICLE III

                                CORPORATE PURPOSE


     The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law.

                                   ARTICLE IV

                            AUTHORIZED CAPITAL STOCK


     Section 4.1 AUTHORIZED SHARES. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 635,000,000 shares, of which (i) 600,000,000 shares, of a par value of $0.001 per share, shall be designated Common Stock (the

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"COMMON STOCK"), and (ii) 35,000,000 shares, of a par value of $0.001 per share, shall be designated Preferred Stock (the "PREFERRED STOCK").

     Section 4.2 COMMON STOCK.


          (a) The Common Stock shall consist of the following three classes: (i) 275,000,000 shares, of a par value of $0.001 per share, shall be designated Class A Common Stock (the "CLASS A COMMON Stock"), (ii) 300,000,000 shares, of a par value of $0.001 per share, shall be designated Class B Common Stock (the "CLASS B COMMON STOCK") and (iii) 25,000,000 shares, of a par value of $0.001 per share, shall be designated Class C Common Stock (the "CLASS C COMMON STOCK"). Subject to any separate approvals provided for in this Certificate of Incorporation (this "CERTIFICATE"), the Board of Directors of the Corporation is hereby expressly authorized, by resolution or resolutions thereof, to provide, out of the unissued shares of Class B Common Stock, for series of Class B Common Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the Voting Powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. Subject to any separate approvals required in this Certificate, the powers, preferences and relative, participating, optional and other special rights of each series of Class B Common Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

          (b) Initially, the Class B Common Stock shall consist of the following five series: (i) 60,000,000 shares, of a par value of $0.001 per share, designated Series B-AA Common Stock (the "SERIES B-AA COMMON STOCK"), (ii) 60,000,000 shares, of a par value of $0.001 per share, designated Series B-CO Common Stock (the "SERIES B-CO COMMON STOCK"), (iii) 60,000,000 shares, of a par value of $0.001 per share, designated Series B-DL Common Stock (the "SERIES B-DL COMMON STOCK"), (iv) 60,000,000 shares, of a par value of $0.001 per share, designated Series B-NW Common Stock (the "SERIES B-NW COMMON STOCK"), and (v) 60,000,000 shares, of a par value of $0.001 per share, designated Series B-UA Common Stock (the "SERIES B-UA COMMON STOCK" and, together with the Series B-AA Common Stock, Series B-CO Common Stock, Series B-DL Common Stock and Series B-NW Common Stock, and any additional series of Class B Common Stock hereafter issued, the "SERIES B COMMON STOCK"). For purposes of this Certificate, the Class A Common Stock, Class B Common Stock, Class C Common Stock and any other additional classes of Common Stock designated hereafter shall be deemed to be Common Stock.

     Section 4.3 PREFERRED STOCK. Subject to any separate approvals required in this Certificate, the Board of Directors is hereby expressly authorized, by resolution or resolutions thereof, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the Voting Powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. Subject to any separate approvals required in this Certificate, including, without limitation, the approvals set forth in Section 4.6 hereof, the powers, preferences and relative, participating, optional and other

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special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

     Section 4.4 NUMBER OF AUTHORIZED SHARES. Subject to any additional or separate approval expressly provided in this Certificate, including, without limitation, the approvals set forth in Section 4.6 hereof, or required by law, the number of authorized shares of any class or series of capital stock of the Corporation may be increased or decreased by the affirmative vote of a majority of the members of the Board of Directors; provided, that (i) the number of authorized shares of Class A Common Stock may not be decreased below (A) the number of shares thereof then outstanding plus (B) the number of shares of Class A Common Stock issuable upon conversion of Class B Common Stock, Class C Common Stock or upon exchange of Membership Units; (ii) the number of authorized shares of Class B Common Stock or that of any series thereof may not be decreased below
(A) the number of shares thereof then outstanding plus (B) the number of shares of Class B Common Stock issuable upon exchange of Membership Units; (iii) the number of authorized shares of Class C Common Stock may not be decreased below
(A) the number of shares then outstanding plus (B) the number of shares of Class C Common Stock issuable upon exercise of outstanding options; and (iv) the number of authorized shares of Preferred Stock may not be decreased below the number of shares thereof then outstanding.

     Section 4.5 LIMITATIONS RESPECTING RATIO OF COMMON STOCK TO MEMBERSHIP UNITS. The Corporation shall not issue, transfer from treasury stock or repurchase shares of Common Stock unless in connection with any such issuance, transfer or repurchase the Corporation takes all requisite action such that, after giving effect to all such issuances, transfers or repurchases, the number of outstanding shares of Common Stock will equal on a one-for-one basis the number of Membership Units owned by the Corporation. The Corporation shall not issue, transfer from treasury stock or repurchase shares of Preferred Stock unless in connection with any such issuance, transfer or repurchase the Corporation takes all requisite action such that, after giving effect to all such issuances, transfers or repurchases, the Corporation holds mirror equity interests of Orbitz LLC which are in the aggregate substantially equivalent to the outstanding Preferred Stock.

     Section 4.6 APPROVALS REQUIRED FOR SECURITIES ISSUANCES.


          (a) In addition to any other vote required by the Amended and Restated Bylaws of the Corporation (the "BYLAWS") or by law or any approval required by Sections 4.6(b) and 4.6(c) hereof, the approval of three-fourths of the entire Board of Directors (without regard to vacancies) shall be required for the Corporation to issue any Securities.

          (b) So long as any series of Class B Common Stock has its Voting Power determined in accordance with Section 5.1(c) hereof, the Corporation shall not, without a Unanimous Qualified Class B Approval and the approval of three-fourths of the entire Board of Directors (without regard to vacancies), issue any Securities other than Qualified Securities.

          (c) Without a Unanimous Class B Approval, the Corporation shall not issue any Securities (other than Common Stock which entitles the holder thereof to no more than one

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vote per share on any matter presented to the stockholders of the Corporation)
(i) to Hotwire or Priceline, or (ii) to any Person which, directly or through its Affiliates, possesses in the aggregate a majority of the Voting Power of or equity interests in Hotwire or Priceline; PROVIDED, however, the requirements of this Section 4.6(c) shall no longer apply upon and perpetually after the earlier of such time as (x) Omicron Reservations Management, Inc. and its Affiliates hold no shares of Class B Common Stock whose Voting Power is determined in accordance with Section 5.1(c), or (y) any holder of Class B Common Stock and its Affiliates (other than Omicron Reservations Management, Inc. and any of its Affiliates) hold no Securities of Hotwire.

     For purposes of this Certificate: (x) "QUALIFIED SECURITIES" shall mean (i) Common Stock which entitles the holder thereof to no more than one vote per share on any matter presented to the stockholders, (ii) Qualified Preferred Stock which entitles the holder thereof to no more than one vote per share on any matter presented to the stockholders, (iii) Qualified Preferred Stock which is convertible into or exchangeable for Common Stock which entitles the holder thereof to no more than one vote per share (on an as-converted or as-exchanged basis) on any matter presented to the stockholders, (iv) a debt instrument or debt instruments which is convertible into or exchangeable for Common Stock or Qualified Preferred Stock described in (i) through (iii) above or (v) an option, warrant or other right to acquire a Security described in (i) through (iv) above, and (y) "QUALIFIED PREFERRED STOCK" shall mean any class or series of Preferred Stock provided such class or series votes together with the Common Stock as a single class on all matters submitted for approval to the holders of such class or series of Preferred Stock other than (i) a class or series vote on any proposed amendment that would alter or change the powers, preferences or special rights of such class or series so as to affect them adversely, (ii) any vote pertaining to an approval afforded such class or series in respect of the issuance of any class or series of Preferred Stock with rights pari passu or senior to such class or series of Preferred Stock, or (iii) any other matters expressly required by law.

                                    ARTICLE V

                      COMMON STOCK VOTING RIGHTS AND POWERS


     Section 5.1 COMMON STOCK VOTING RIGHTS. In addition to those voting rights afforded pursuant to Article VII hereof, the holders of shares of Common Stock shall have the following voting rights:

          (a) Except as otherwise provided in this Certificate or the Bylaws or by applicable law, the holders of shares of Common Stock shall vote together as one class (or if any holders of shares of Preferred Stock are entitled to vote together with the holders of Common Stock, as one class with such holders of shares of Preferred Stock) on all matters submitted to a vote of stockholders of the Corporation.

          (b) (i) As to each record holder of Class A Common Stock that does not, and whose Qualified Affiliates do not, hold Membership Units as of the record date, such record holder shall be entitled, with respect to each share of Class A Common Stock held by such holder as of the applicable record date, to one vote per share in person or by proxy on all matters

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submitted to a vote of the holders of Class A Common Stock, whether voting separately as a class or otherwise.

          (ii) As to each record holder of Class A Common Stock which, or any Qualified Affiliate of which, holds Membership Units as of the record date, such record holder shall be entitled, with respect to each share of Class A Common Stock held by such holder as of the applicable record date, to the following number of votes per share in person or by proxy on all matters submitted to a vote of the holders of Class A Common Stock, whether voting separately as a class or otherwise: (A) the sum of (x) the number of shares of Class A Common Stock held of record by such holder as of such record date and (y) if such holder owns no Class B Common Stock, the number of shares of Class A Common Stock the holder would be entitled to receive if all Membership Units held of record by such holder and its Qualified Affiliates (but without duplication as to any other holder) were exchanged for shares of Class A Common Stock as of such record date, divided by (B) the number of shares of Class A Common Stock held of record by such holder as of such record date. If more than one holder of Class B Common Stock is entitled to credit as to Voting Power for Membership Units owned by the same Qualified Affiliate, such Membership Units shall, unless prior to the record date all such holders have provided joint instructions to the Secretary of the Corporation as to how such power shall be allocated for purposes of this Section, be allocated for purposes of this Section to the holder of Class B Common Stock with As Converted Ownership of the fewest number of shares of Class B Common Stock as of the record date. For the avoidance of doubt, if a holder holds shares of Class A Common Stock and shares of Class B Common Stock, such holder's voting rights with respect to its shares of Class A Common Stock shall be determined pursuant to this Section 5.1(b) and such holder's voting rights with respect to his or her shares of Class B Common Stock shall be determined pursuant to Section 5.1(c) hereof.

     For purposes solely of Sections 5.1(b)(ii) and 5.1(c) of this Certificate, "OF RECORD" shall mean (i) the name or names in which shares are registered on the books of the Corporation and (ii) the beneficial owner of Common Stock which is the customer of a broker or dealer who is named (and/or whose intermediary is named) as the record owner of such shares.

          (c) (i) Subject to Sections 5.1(c)(ii), 5.1(d) and 5.1(e) hereof, each holder of Class B Common Stock shall be entitled, with respect to each share of Class B Common Stock held by such holder as of the applicable record date, to the following number of votes per share in person or by proxy on all matters submitted to a vote of stockholders of the Corporation on which they are entitled to vote: (A) ten (10) multiplied by the sum of (x) the number of shares of Class B Common Stock held of record by such holder on such record date and
(y) the number of shares of Class B Common Stock the holder would be entitled to receive if all Membership Units held of record by such holder and its Qualified Affiliates (but without duplication as to any other holder) were exchanged for shares of Class B Common Stock as of such record date, divided by (B) the number of shares of Class B Common Stock held of record by such holder on such record date. If more than one holder of Class B Common Stock is entitled to credit as to Voting Power for Membership Units owned by the same Qualified Affiliate, such Membership Units shall, unless prior to the record date all such holders have provided joint instructions to the Secretary of the Corporation as to how such power shall be allocated for purposes of this Section, be allocated

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for purposes of this Section to the holder of Class B Common Stock with As
Converted Ownership of the fewest number of shares of Class B Common Stock as of the record date.

          (ii) Notwithstanding anything set forth in Section 5.1(c)(i) hereof, each holder of Class B Common Stock shall be entitled, with respect to each share of Class B Common Stock held by such holder as of the applicable record date, to the following number of votes per share in person or by proxy on all matters submitted to a vote of the holders of Class B Common Stock voting separately as a class or voting separately as a series within such class: (A) the sum of (x) the number of shares of Class B Common Stock held of record by such holder on such record date and (y) the number of shares of Class B Common Stock the holder would be entitled to receive if all Membership Units held of record by such holder and its Qualified Affiliates (but without duplication as to any other holder) were exchanged for shares of Class B Common Stock as of such record date, divided by (B) the number of shares of Class B Common Stock held of record by such holder on such record date. If more than one holder of Class B Common Stock is entitled to credit as to Voting Power for Membership Units owned by the same Qualified Affiliate, such Membership Units shall, unless prior to the record date all such holders have provided joint instructions to the Secretary of the Corporation as to how such power shall be allocated for purposes of this Section, be allocated for purposes of this Section to the holder of Class B Common Stock with As Converted Ownership of the fewest number of shares of Class B Common Stock as of the record date.

          (d) Notwithstanding anything set forth in Section 5.1(c) hereof, upon and perpetually after the earlier of such time (such time being the "TRIGGER DATE") as (i) the holders of Class B Common Stock, together with their Affiliates, cease to have aggregate As Converted Ownership equal to or exceeding fifteen percent (15%) of the then As Converted Capitalization or (ii) either (x) by the application of Section 5.1(e) hereof, fewer than two (2) series of Class B Common Stock have Voting Power determined in accordance with Section 5.1(c) hereof or (y) there are not at least two (2) Persons who are not Affiliates who separately possess a majority of the Voting Power of shares of two (2) or more separate series of Class B Common Stock which have their Voting Power determined in accordance with Section 5.1(c) of this Certificate (each event in clauses (i) and (ii), a "TRIGGERING EVENT"), then all holders of Class B Common Stock shall be entitled, with respect to each share of Class B Common Stock held of record by such holders on the applicable record date, to a number of votes per share equal to (A) the sum of (x) the number of shares of Class B Common Stock held of record by such holder on such record date and (y) the number of shares of Class B Common Stock the holder would be entitled to receive if all Membership Units held of record by such holder and its Qualified Affiliates (but without duplication as to any other holder) were exchanged for shares of Class B Common Stock as of such record date, divided by (B) the number of shares of Class B Common Stock held of record by such holder on such record date. If more than one holder of Class B Common Stock is entitled to credit as to Voting Power for Membership Units owned by the same Qualified Affiliate, such Membership Units shall, unless prior to the record date all such holders have provided joint instructions to the Secretary of the Corporation as to how such power shall be allocated for purposes of this Section, be allocated for purposes of this Section to the holder of Class B Common Stock entitled to credit as to Voting Power with As Converted Ownership of the fewest number of shares of Class B Common Stock as of the record date.

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          (e) Notwithstanding anything set forth in Section 5.1(c) hereof, upon and perpetually after such time as any holder of Class B Common Stock (together with its Affiliates) has an As Converted Ownership of less than 7,264,079 shares (as adjusted to give effect to any stock split, stock dividend, reclassification, recapitalization or similar event), in the aggregate, of (i) Class B Common Stock and (ii) Class A Common Stock received pursuant to Section 6.1(a) or Section 6.3 hereof (an "INDIVIDUAL TRIGGERING EVENT"), such holder of Class B Common Stock shall be entitled, with respect to each share of Class B Common Stock held of record by such holder on the applicable record date, to a number of votes per share equal to (A) the sum of (x) the number of shares of Class B Common Stock held of record by such holder on such record date and (y) the number of shares of Class B Common Stock the holder would be entitled to receive if all Membership Units held of record by such holder and its Qualified Affiliates (but without duplication as to any other holder) were exchanged for shares of Class B Common Stock as of such record date divided by (B) the number of shares of Class B Common Stock held of record by such holder on such record date. If more than one holder of Class B Common Stock is entitled to credit as to Voting Power for Membership Units owned by the same Qualified Affiliate, such Membership Units shall, unless prior to the record date all such holders have provided joint instructions to the Secretary of the Corporation as to how such power shall be allocated for purposes of this Section, be allocated for purposes of this Section to the holder of Class B Common Stock entitled to credit as to Voting Power with As Converted Ownership of the fewest number of shares of Class B Common Stock as of the record date.

          (f) The Class C Common Stock shall not have a vote on any matter, except as expressly required by law.

          (g) Notwithstanding anything in this Certificate to the contrary, no vote of the holders of Class A Common Stock, and only a Reinforced Qualified Class B Approval shall be required to approve a merger of the Operating Company (and optionally any one or more of its Subsidiaries) into and with the Corporation, and to amend this Certificate as provided in Section 251 of the General Corporation Law; provided that (i) the Corporation is the surviving entity in the merger, (ii) the agreement and plan of merger does not in any respect amend this Certificate, (iii) each share of stock of the Corporation outstanding immediately prior to the effective date of such merger is to be an identical outstanding or treasury share of the Corporation after the effective date of such merger and (iv) if any interests in the Operating Company or any such Subsidiary are to be converted in such merger into shares of the Corporation they shall be exchanged only for the class or series and number of shares of the Corporation such interests would be entitled to receive upon their exchange for shares of the Corporation pursuant to Article VI of this Certificate had they been so exchanged immediately prior to the effective date of such merger.

     Section 5.2 DIVIDENDS AND DISTRIBUTIONS.


          (a) Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, property or shares of stock of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor; provided, that, subject to the provisions of this Section

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5.2, the Corporation shall not pay dividends or make distributions to any holders of any class of Common Stock unless simultaneously with such dividend or distribution, as the case may be, the Corporation makes the same dividend or distribution with respect to each outstanding share of Common Stock, regardless of class.

          (b) In the case of dividends or other distributions on Common Stock payable in Class A Common Stock, Class B Common Stock or Class C Common Stock including, without limitation, distributions pursuant to stock splits or divisions of Class A Common Stock, Class B Common Stock or Class C Common Stock, only shares of Class A Common Stock shall be distributed with respect to Class A Common Stock, only shares of Series B-AA Common Stock shall be distributed with respect to Series B-AA Common Stock, only shares of Series B-CO Common Stock shall be distributed with respect to Series B-CO Common Stock, only shares of Series B-DL Common Stock shall be distributed with respect to Series B-DL Common Stock, only shares of Series B-NW Common Stock shall be distributed with respect to Series B-NW Common Stock, only shares of Series B-UA Common Stock shall be distributed with respect to Series B-UA Common Stock, and only shares of Class C Common Stock shall be distributed with respect to Class C Common Stock. In the case of any such dividend or distribution payable in shares of Class A Common Stock, Class B Common Stock or Class C Common Stock, (A) the number of shares of each class and series of Common Stock payable per share of such class or series of Common Stock shall be equal in number and (B) the Corporation shall not make any such dividend or distribution unless the number of outstanding Membership Units, and any option, warrant, exchange right, convertible right or similar rights in respect of Membership Units, shall be correspondingly adjusted as provided in Section 5.7 hereof.

          (c) The Corporation shall not, except as permitted by Section 5.2(b), pay any dividends or other distributions consisting of other Voting Securities of the Corporation, Voting Securities of Orbitz LLC or Voting Securities of any Subsidiary of either of them or pay any dividend or other distribution consisting of Securities convertible into, or exchangeable for, other Voting Securities of the Corporation, Voting Securities of Orbitz LLC or Voting Securities of any Subsidiary of either of them.

     Section 5.3 STOCK SPLITS. The Corporation shall not in any manner subdivide (by any stock split, stock dividend, reclassification, recapitalization or similar event) or combine (by reverse stock split, reclassification, recapitalization or similar event) the outstanding shares of one class or series of Common Stock unless (a) the outstanding shares of all classes of Common Stock shall be proportionately subdivided or combined and (b) the number of outstanding Membership Units, and any option, warrant, exchange right, convertible right or similar rights in respect of Membership Units, shall be correspondingly adjusted as provided in Section 5.7 hereof.

     Section 5.4 LIQUIDATION RIGHTS. In the event of any dissolution, liquidation or winding-up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and after making provision for the holders of any series of Preferred Stock entitled thereto, the remaining assets and funds of the Corporation, if any, shall be divided among and paid ratably to the holders of all classes of Common Stock in proportion to the number of shares held by them.

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     Section 5.5 OPTIONS, RIGHTS OR WARRANTS. Subject to the other express restrictions contained in this Certificate, including, without limitation,
Section 4.6 hereof, the Corporation shall have the power to create and issue, whether or not in connection with the issue and sale of any shares of stock or other Securities of the Corporation, options, exchange rights, warrants, convertible rights, and similar rights permitting the holders thereof to purchase from the Corporation any shares of its capital stock of any class or classes at the time authorized, such options, exchange rights, warrants, convertible rights and similar rights to have such terms and conditions and to be evidenced by or in such instrument or instruments, as shall be approved by the Board of Directors.

     Section 5.6 MERGERS, CONSOLIDATION, ETC. In the event that the Corporation shall enter into any consolidation, merger, combination or other transaction (in each case other than incident to an exchange of Membership Units, Common Stock and/or other Securities for Common Stock pursuant to the terms of this Certificate) in which shares of Common Stock are exchanged for or converted into other stock or Securities, cash and/or any other property, then, and in such event, the shares of each class of Common Stock shall be entitled to be exchanged (subject to proration upon equitable terms in the event of a merger or consolidation upon prorated terms) for or converted into either (a) the same kind and amount of stock, Securities, cash and/or any other property, as the case may be, into which or for which each share of any other class of Common Stock is exchanged or converted; provided, however, that if shares of Common Stock are exchanged for or converted into shares of capital stock, such shares received upon such exchange or conversion may differ in a manner similar to the manner in which such classes or series of Common Stock differ under this Certificate, or (b) if holders of any class or series of Common Stock are to receive different kinds (other than as contemplated by the preceding clause (a)) or amounts of stock, securities, cash and/or any other property, an amount of stock, securities, cash and/or property per share having a value, as determined by an independent investment banking firm of national reputation selected by the Board of Directors, substantially equivalent to the value per share into which or for which each share of any other class or series of Common Stock is exchanged or converted; provided, however, the foregoing clause (b) shall not permit differential consideration of any nature amongst the different series of Class B Common Stock. To the fullest extent permitted by law, any construction, calculation or interpretation made by the Board of Directors in determining the application of the provisions of this Section 5.6(b) in good faith shall be conclusive and binding on the Corporation and its stockholders.

     Section 5.7 ADJUSTMENTS WITH RESPECT TO LLC UNITS.

          (a) The Corporation shall undertake all actions, including, without limitation, a reclassification, dividend, division or recapitalization, with respect to the shares of capital stock of the Corporation or the Membership Units (the Corporation doing so in its capacity as Manager of Orbitz LLC), to maintain at all times a one-to-one ratio between the number of Membership Units owned by the Corporation and the number of outstanding shares of Common Stock, disregarding for such purpose Membership Units related to preferred or other Securities of the Corporation which are not convertible into or exercisable or exchangeable for Common Stock.


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          (b) Notwithstanding any term to the contrary herein, in the event of the failure of the Corporation or Orbitz LLC to comply with the terms of Section 5.7(a) and corresponding terms thereof in this Certificate, the exchange rights for Membership Units pursuant to Section 6.3 hereof shall be adjusted accordingly if there is: (i) any subdivision (by any unit split, unit distribution, reclassification, recapitalization or similar event) or combination (by reverse unit split, reclassification, recapitalization or similar event) of the Membership Units that is not accompanied by an identical subdivision or combination of the Common Stock; or (ii) any subdivision (by any stock split, stock dividend, reclassification, recapitalization or similar event) or combination (by reverse stock split, reclassification, recapitalization or similar event) of the Common Stock that is not accompanied by an identical subdivision or combination of the Membership Units.

     Section 5.8 NOTICE. The Corporation shall give written notice thereof to all holders of Membership Units (based upon the ledger of ownership of Orbitz
LLC) at least twenty (20) days prior to (i) the date on which the Corporation closes its books or sets a record date for determining rights to receive any dividend or distribution (including in liquidation) and (ii) if no such record date is set, the date of such dividend or distribution (including in liquidation).

                                   ARTICLE VI

          CONVERSION OF CLASS B COMMON STOCK AND CLASS C COMMON STOCK;
               EXCHANGE OF MEMBERSHIP UNITS; TRANSFER OF CLASS B
              COMMON STOCK; CLASS A LLC UNITS AND CLASS B LLC UNITS


     Section 6.1 CONVERSION OF CLASS B COMMON STOCK.


          (a) VOLUNTARY CONVERSION. Each holder of Class B Common Stock shall be entitled to convert, at any time and from time to time, any or all of the shares of such holder's Class B Common Stock on a one-for-one basis, into the same number of fully paid and non-assessable shares of Class A Common Stock.

          (b) VOLUNTARY CONVERSION PROCEDURES. At the time of a voluntary conversion pursuant to Section 6.1(a) hereof, the record holder of shares of Class B Common Stock shall deliver at any time during normal business hours to the principal office of the Corporation or at the office of the Corporation's transfer agent (the "TRANSFER AGENT") for shares of the Class A Common Stock (i) the certificate or certificates representing the shares of Class B Common Stock to be converted, duly endorsed in blank or accompanied by proper instruments of transfer, in form satisfactory to the Corporation and to the Transfer Agent duly executed by such holder or such holder's authorized attorney and (ii) written notice to the Corporation stating that the record holder elects to convert such share or shares and stating the name or names (with addresses) and denominations in which the certificate or certificates representing the shares of Class A Common Stock issuable upon the conversion are to be issued and including instructions for the delivery thereof. All conversions under Section 6.1(a) hereof may be subject to such additional conditions mutually agreed upon between the Corporation and the holder of Class B Common Stock electing to convert such shares of Class B Common Stock. Conversion shall be deemed to have been effected at the time when delivery is made to the principal office of the Corporation or

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the office of the Transfer Agent of such written notice and the certificate or certificates representing the shares of Class B Common Stock to be converted, and as of such time, each Person named in such written notice as the Person to whom a certificate representing shares of Class A Common Stock is to be issued shall be deemed to be the holder of record of the number of shares of Class A Common Stock to be evidenced by that certificate. Upon such delivery, the Corporation or the Transfer Agent shall promptly issue and deliver a certificate or certificates representing the number of shares of Class A Common Stock to which such Person is entitled by reason of such conversion, and shall cause such shares of Class A Common Stock to be registered in the name of such Person.

          (c) UNCONVERTED SHARES. In the event of the conversion of less than all the shares of Class B Common Stock evidenced by a certificate surrendered to the Corporation in accordance with the procedures of Section 6.1(b), the Corporation shall execute and deliver to, or upon the written order of, the holder of such unconverted shares, without charge to such holder, a new certificate evidencing the number of shares of the Series B Common Stock not converted.

          (d) AUTOMATIC CONVERSION.


               (i) In the event of any Transfer of any share of Class B Common Stock to any Person, other than pursuant to a Qualified Transfer, such share of Class B Common Stock shall automatically, without any further action, convert into one (1) fully paid and non-assessable share of Class A Common Stock.

               (ii) In the event of a Triggering Default, each share of Class B Common Stock held by the Breaching Party shall each automatically, without any further action, convert into one (1) fully paid and non-assessable share of Class A Common Stock and the right of such Breaching Party to acquire shares of Class B Common Stock, whether pursuant to Section 6.3 hereof or otherwise, shall forever be terminated.

          (e) AUTOMATIC CONVERSION PROCEDURES. In the event of any automatic conversion pursuant to the terms of Section 6.1(d) hereof, the conversion shall be deemed to have been effected at the time the event triggering the automatic conversion occurred (the "CLASS B AUTOMATIC CONVERSION TIME"). At the Class B Automatic Conversion Time, the certificate or certificates that represented immediately prior thereto the shares of Class B Common Stock that were so converted (the "CONVERTED CLASS B COMMON STOCK") shall, automatically and without further action, represent the same number of fully paid and non-assessable shares of Class A Common Stock. Holders of Converted Class B Common Stock shall deliver their certificates, duly endorsed in blank or accompanied by proper instruments of transfer, in form satisfactory to the Corporation and to the Transfer Agent duly executed by such holder or such holder's authorized attorney to the principal office of the Corporation or the office of the Transfer Agent, together with a written notice stating the name or names (with addresses) and denominations in which the certificate or certificates representing such shares of Class A Common Stock are to be issued and including instructions for delivery thereof. Upon such delivery, the Corporation or its Transfer Agent shall promptly issue and deliver at such stated address to such holder of shares of Class A Common Stock a certificate or certificates representing the number of shares of Class A Common Stock to which such holder is entitled by reason of such conversion, and shall cause

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such shares of Class A Common Stock to be registered in the name of such holder.
The Person entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Class A Common Stock at and as of the Class B Automatic Conversion Time, and the rights of such Person as a holder of shares of Class B Common
Stock that have been converted shall cease and terminate at and as of the Class
B Automatic Conversion Time, in each case without regard to any failure by such holder to deliver the certificates or the notice required by this Section.

          (f) RETIRED CLASS B COMMON STOCK. Shares of Class B Common Stock that are converted into shares of Class A Common Stock as provided in this Section
6.1 shall be retired and shall have the status of authorized but unissued shares of Class B Common Stock. Such shares of Class B Common Stock may only be reissued in accordance with the terms of this Certificate, including, without limitation, Sections 4.6 and 5.5 hereof. Upon the conversion or redemption of all outstanding shares of a series of Class B Common Stock, such series of Class B Common Stock shall be retired and shall have the status of authorized but unissued shares of Class B Common Stock. Such series of Class B Common Stock may not be reissued.

     Section 6.2 CONVERSION OF CLASS C COMMON STOCK.

          (a) AUTOMATIC CONVERSION. Each share of Class C Common Stock shall automatically without any further action, convert into one (1) share of fully paid and non-assessable share of Class A Common Stock upon the earlier of (i) consummation by the Corporation of a Qualified IPO, or (ii) one day prior to the consummation of a Section 351 Transaction by any holder of shares of any series of Class B Common Stock.

          (b) AUTOMATIC CONVERSION PROCEDURES. In the event of any automatic conversion pursuant to the terms of Section 6.2(a) hereof, the conversion shall be deemed to have been effected one day prior to the time the event triggering the automatic conversion occurred (the "CLASS C AUTOMATIC CONVERSION TIME"). At the Class C Automatic Conversion Time, the certificate or certificates that represented immediately prior thereto the shares of Class C Common Stock that were so converted (the "CONVERTED CLASS C COMMON STOCK") shall, automatically and without further action, represent the same number of fully paid and non-assessable shares of Class A Common Stock. Holders of Converted Class C Common Stock shall deliver their certificates, duly endorsed in blank or accompanied by proper instruments of transfer, in form satisfactory to the Corporation and to the Transfer Agent duly executed by such holder or such holder's authorized attorney to the principal office of the Corporation or the office of the Transfer Agent, together with a written notice stating the name or names (with addresses) and denominations in which the certificate or certificates representing such shares of Class A Common Stock are to be issued and including instructions for delivery thereof. Upon such delivery, the Corporation or the Transfer Agent shall promptly issue and deliver at such stated address to such holder of shares of Class A Common Stock a certificate or certificates representing the number of shares of Class A Common Stock to which such holder is entitled by reason of such conversion, and shall cause such shares of Class A Common Stock to be registered in the name of such holder. The Person entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Class A Common Stock at and as of the Class C Automatic Conversion

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Time, and the rights of such Person as a holder of shares of Class C Common
Stock that have been converted shall cease and terminate at and as of the Class C Automatic Conversion Time, in each case without regard to any failure by such holder to deliver the certificates or the notice required by this Section.

          (c) RETIRED CLASS C COMMON STOCK. Shares of Class C Common Stock that are converted into shares of Class A Common Stock as provided in this Section
6.2 shall be retired and shall have the status of authorized but unissued shares of Class C Common Stock. Such shares of Class C Common Stock may only be reissued in accordance with the terms of this Certificate, including, without limitation, Sections 4.6 and 5.5 hereof.

     Section 6.3 EXCHANGE OF CLASS A LLC UNITS AND CLASS B LLC UNITS.

          (a) Each Membership Unit (other than Class C LLC Units) shall be exchangeable for Common Stock. If terms for such exchange are not otherwise established in this Certificate, each such Membership Unit shall be entitled to be exchanged, at any time and from time to time, on a one-for-one basis, for a fully paid and non-assessable share of Class A Common Stock.

          (b) Each holder of a Membership Unit which at the time of such exchange is, or which has a Qualified Affiliate which is, a holder of any Class B Common Stock shall be entitled to exchange, at any time and from time to time, any or all of such holder's Membership Units, on a one-for-one basis, into the same number of fully paid and non-assessable shares of, at such holder's election, Class A Common Stock or Class B Common Stock; provided, that in the event of an exchange for Class B Common Stock, the holder shall receive shares of the same series of Class B Common Stock held by such holder as of the Restatement Date (e.g., a holder of Series B-AA Common Stock on the Restatement Date upon exchange of such holder's Class A LLC Units or Class B LLC Units shall receive an equal number of shares of Series B-AA Common Stock for such units) or if such series has been reclassified as a whole into another class or series of Securities, then the holder shall receive that reclassified series or class of Securities upon such exchange.

          (c) At the time of an exchange pursuant to Section 6.3(a) or (b) hereof, the holder of the subject Membership Units shall deliver to the principal office of the Corporation or the Transfer Agent for shares of Common Stock (i) proper instruments of transfer, in form satisfactory to the Corporation and to the Transfer Agent duly executed by such holder or such holder's authorized attorney and (ii) written notice to the Corporation stating that the holder elects to exchange such unit or units and stating the name or names (with addresses) and denominations in which the shares of Common Stock are to be issuable upon the exchange. The exchange shall be deemed to have been effected at the time when delivery is made to the principal office of the Corporation or the office of the Transfer Agent of such written notice and the duly executed instruments of transfer, and as of such time, each Person named in such written notice as the Person to whom the shares of Common Stock are to be issued shall be deemed to be the holder of record of the number of shares of Common Stock. Upon such delivery, the Corporation or the Transfer Agent shall promptly cause such shares of Common Stock to be registered in the name of such Person.

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          (d) The Corporation shall not be obligated to exchange any Membership
Units pursuant to this Section 6.3 until the Board of Directors has received evidence reasonably satisfactory to it that any and all required registrations or filings have been made with all applicable governmental agencies or bodies or other third parties and all requisite governmental approvals shall have been obtained.

          (e) If the Corporation shall acquire the Membership Units (other than Class C LLC Units) pursuant to a Section 351 Transaction or a Section 368 Reorganization, such acquisition shall be treated as an exchange of Membership Units pursuant to the terms of this Section 6.3.

     Section 6.4 RECLASSIFICATION OR CONVERSION.


          (a) Subject to Section 4.5 hereof, in the event of a reclassification, conversion, or other similar transaction as a result of which the shares of Class A Common Stock are reclassified or converted into another security, then a holder of a series of Class B Common Stock, Class C Common Stock or Membership Units shall be entitled to receive upon conversion of Class B Common Stock or Class C Common Stock or exchange of Membership Units the amount of such security that such holder would have received if such conversion or exchange had occurred immediately prior to the record date of such reclassification, conversion or other similar transaction.

          (b) No adjustments in respect of dividends (other than dividends paid in stock or securities of the Corporation) shall be made upon the conversion or exchange of any share of any series of Class B Common Stock, Class C Common Stock or Membership Unit; provided, however, that if a share of any series of Class B Common Stock, Class C Common Stock or Membership Unit shall be converted or exchanged subsequent to the record date for the payment of a dividend or other distribution on shares of any series of Class B Common Stock, Class C Common Stock or Membership Unit but prior to such payment, then the registered holder of such share at the close of business on such record date shall be entitled to receive the dividend or other distribution payable on such share or Membership Unit on such date notwithstanding the conversion or exchange thereof or the default in payment of the dividend or distribution due on such date.

     Section 6.5 RESERVATION.


          (a) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of issuance upon conversion or exchange of the outstanding shares of any series of Class B Common Stock, Class C Common Stock or Membership Units, such number of shares of Class A Common Stock that shall be issuable upon the conversion of all such outstanding shares of any series of Class B Common Stock and Class C Common Stock and the exchange of all such outstanding Membership Units pursuant to Section 6.3 hereof; provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion or exchange of the outstanding shares of any series of Class B Common Stock, Class

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C Common Stock or Membership Units by delivery of purchased shares of Class A
Common Stock which are held in the treasury of the Corporation. If any shares of Class A Common Stock require registration with or approval of any governmental authority under any federal or state law before such shares of Class A Common Stock may be issued upon conversion or exchange, the Corporation shall cause such shares to be duly registered or approved, as the case may be. The Corporation shall cause such shares of Class A Common Stock to be delivered upon conversion or exchange to be listed on each national securities exchange or quotation system on which the outstanding Class A Common Stock is listed or quoted at the time of such delivery. All shares of Class A Common Stock that shall be issued upon conversion or exchange of the shares of any series of Class B Common Stock, Class C Common Stock or Membership Units, will, upon issue, be validly issued, fully paid and non-assessable.

          (b) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of each series of Class B Common Stock, solely for the purpose of issuance upon exchange of outstanding Membership Units pursuant to the terms of Section 6.3 hereof, such number of shares of such series of Class B Common Stock that shall be issuable upon the exchange of all such outstanding Membership Units; provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the exchange of the outstanding Membership Units by delivery of purchased shares of Class B Common Stock which are held in the treasury of the Corporation. If any shares of Class B Common Stock require registration with or approval of any governmental authority under any federal or state law before such shares of such series of Class B Common Stock may be issued upon exchange, the Corporation will cause such shares to be duly registered or approved, as the case may be. All shares of any series of Class B Common Stock that shall be issued upon exchange of Membership Units, will, upon issue, be validly issued, fully paid and non-assessable.

     Section 6.6 TAXES. The issuance of a certificate or certificates representing shares of (i) Class A Common Stock issued upon conversion or exchange of shares of Class B Common Stock, Class C Common Stock or Membership Units and (ii) Class B Common Stock issued upon exchange of Membership Units, shall under both clauses (i) and (ii) be made without charge to the holders of such shares or Membership Units for any stamp or other similar tax in respect of such issuance; provided, however, that if any such certificate is to be issued in a name other than that of the record holder of the share or shares of Class B Common Stock or Class C Common Stock converted or the Membership Units exchanged, then the Person or Persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid or is not required to be paid.

     Section 6.7 DEFECTS WITH CONVERSION. With respect to any conversion pursuant to Section 6.1(a) or Section 6.2(a) hereof or exchange pursuant to
Section 6.3 hereof, in the event that there is any defect with compliance by the holder of shares of Class B Common Stock, Class C Common Stock or Membership Units, as applicable, of the procedures set forth in Sections 6.1(b) Section 6.2(b) or Section 6.3(c) hereof, as applicable, the Corporation shall not, until such defect is remedied, be obligated to convert such shares of Class B Common Stock or Class C

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Common Stock or exchange any such Membership Units and shall give notice to such holder of the defect as soon as reasonably practicable.

                                   ARTICLE VII

                               BOARD OF DIRECTORS


     Section 7.1 NUMBER OF DIRECTORS AND COMPOSITION OF BOARD.


          (a) The Board of Directors of the Corporation (the "BOARD OF DIRECTORS" or the "BOARD") shall initially consist of eleven (11) directors and may be increased or decreased from time to time in accordance with the provisions of Section 7.1(b) hereof; provided that the number of directors shall not be less than three (3) nor more than seventeen (17). Subject to Sections 7.2 and 7.3 hereof, (i) the holders of Series B-AA Common Stock, voting separately as a series, shall be entitled to elect two (2) directors (each a "SERIES B-AA DIRECTOR"); (ii) the holders of Series B-CO Common Stock, voting separately as a series, shall be entitled to elect two (2) directors (each "SERIES B-CO DIRECTOR"); (iii) the holders of Series B-DL Common Stock, voting separately as a series, shall be entitled to elect two (2) directors (each a "SERIES B-DL DIRECTOR"); (iv) the holders of Series B-NW Common Stock, voting separately as a series, shall be entitled to elect two (2) directors (each a "SERIES B-NW DIRECTOR"); and (v) the holders of Series B-UA Common Stock, voting separately as a series, shall be entitled to elect two (2) directors (each a "SERIES B-UA DIRECTOR" and, together with the Series B-AA Director, Series B-CO Director, Series B-DL Director and the Series B-NW Director, the "CLASS B DIRECTORS" ). In addition, subject to Sections 7.2 and 7.3 hereof, the holders of Series B Common Stock, voting together as a single class, shall elect one (1) director (the "MANAGEMENT DIRECTOR"). Subject to Sections 7.2 and 7.3 hereof, notwithstanding any other provision of this Certificate, including without limitation Section 5.1(a) hereof, holders (i) of each series of Series B Common Stock shall have the exclusive right to vote for the election of and the removal without cause of the Class B Directors associated with such series as described in this Section
7.1 and (ii) of Series B Common Stock shall have the exclusive right to vote for the election of and the removal without cause of the Management Director as described in this Section 7.1, and no other class or series of capital stock of the Corporation shall be entitled to vote for or remove without cause such Class B Directors or the Management Director.

          (b) So long as shares of two (2) or more series of Class B Common Stock have Voting Power determined in accordance with Section 5.1(c) hereof and there are at least two (2) Persons who are not Affiliates who separately possess shares of two (2) or more separate series of Class B Common Stock which have their Voting Power determined in accordance with Section 5.1(c) of this Certificate, the Board of Directors may be increased or decreased only pursuant to a resolution adopted by the affirmative vote of a majority of the directors then in office and the affirmative vote of two-thirds of the Class B Directors then in office. Upon and perpetually following such time as (x) shares of fewer than two (2) series of Class B Common Stock have Voting Power determined in accordance with Section 5.1(c) hereof or (y) there are not at least two (2) Persons who are not Affiliates who separately possess shares of two (2) or more separate series of Class B Common Stock which have their Voting Power determined in accordance with Section 5.1(c) of this Certificate, the Board of Directors may be increased or

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decreased pursuant to a resolution adopted by the affirmative vote of two-thirds of the directors then in office.

     Section 7.2 LIMITATIONS ON THE RIGHT OF HOLDERS OF SERIES B COMMON
STOCK TO ELECT DIRECTORS; REDUCTION IN NUMBER OF CLASS B DIRECTORS PRIOR TO A QUALIFIED IPO. Prior to consummation by the Corporation of a Qualified IPO, the right of the holders of each series of Series B Common Stock to elect the Class B Directors as provided for in Section 7.1 hereto shall be subject to the following provisions:

          (a) Notwithstanding anything set forth in Section 7.1(a) hereof, in the event that, at any time prior to a Qualified IPO, a holder of any series of Class B Common Stock, together with its Qualified Affiliates, no longer holds Class B LLC Units and shares of Class B Common Stock aggregating in number to an amount equal to or exceeding the number of Class B LLC Units originally purchased by such holder pursuant to such holder's Initial Capital Contribution (as adjusted to give effect to any adjustment in Membership Units under Section
5.3 hereof) (a "DIRECTOR THRESHOLD EVENT"), if the number of directorships on the Board of Directors held by such holder is greater than one (1), then the number of directorships on the Board of Directors held by such holder shall be reduced to one (1). The directorships on the Board of Directors to be terminated to reflect such reduction shall be selected by such holder of Series B Common Stock within ten (10) days following the occurrence of the Director Threshold Event. In the absence of such selection within such ten-day period, the directorship(s) held by the director whose surname begins with the earlier letter(s) in the alphabet shall be deemed terminated. Upon the termination of a directorship on the Board of Directors pursuant to this Section 7.2(a), the Board of Directors shall be deemed reduced in size (and no vacancies shall be created) by such termination.

          (b) Notwithstanding anything set forth in Section 7.1(a) hereof, in the event that, at any time prior to a Qualified IPO, a holder of any series of Class B Common Stock, together with its Qualified Affiliates, no longer holds Class B LLC Units and shares of Class B Common Stock aggregating in number to an amount equal to or exceeding six and six-tenths percent (6.6%) of the aggregate number of Class B LLC Units issued to American Airlines, Inc., Continental Airlines, Inc., Delta Air Lines, Inc., Northwest Airlines, Inc. and United Air Lines, Inc. in exchange for their Initial Capital Contributions (taking into account adjustments for recapitalizations, distributions of additional membership interests or shares to such holders, splits of the number of membership interests, shares and the like) (a "PRE-QUALIFIED IPO INDIVIDUAL CLASS B DIRECTOR TRIGGERING EVENT"), then the directorships on the Board of Directors held by such holder shall immediately be terminated. Upon the termination of directorships on the Board of Directors pursuant to this Section 7.2(b), the Board of Directors shall be deemed reduced in size (and no vacancies shall be created) by such termination.

     Section 7.3 LIMITATIONS ON THE RIGHT OF HOLDERS OF SERIES B COMMON STOCK TO ELECT DIRECTORS; REDUCTION IN NUMBER OF CLASS B DIRECTORS UPON CONSUMMATION OF AND FOLLOWING A QUALIFIED IPO. The right of the holders of Class B Common Stock to elect the Class B Directors as provided for in Section 7.1 hereto shall be subject to the following provisions:




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          (a) Notwithstanding anything set forth in Section 7.1(a) hereof, upon the consummation by the Corporation of a Qualified IPO, (i) if the number of directorships on the Board of Directors held by Series B-AA Directors is greater than one (1), then the number of directorships on the Board of Directors held by Series B-AA Directors shall be reduced to one (1); (ii) if the number of directorships on the Board of Directors held by Series B-CO Directors is greater than one (1), then the number of directorships on the Board of Directors held by Series B-CO Directors shall be reduced to one (1); (iii) if the number of directorships on the Board of Directors held by Series B-DL Directors is greater than one (1), then the number of directorships on the Board of Directors held by Series B-DL Directors shall be reduced to one (1); (iv) if the number of directorships on the Board of Directors held by Series B-NW Directors is greater than one (1), then the number of directorships on the Board of Directors held by Series B-NW Directors shall be reduced to one (1); and (v) if the number of directorships on the Board of Directors held by Series B-UA Directors is greater than one (1), then the number of directorships on the Board of Directors held by Series B-UA Directors shall be reduced to one (1). The directorships on the Board of Directors to be terminated to reflect such reduction shall be selected by the Series B-AA Directors, Series B-CO Directors, Series B-DL Directors, Series B-NW Directors and Series B-UA Directors, as applicable, within thirty
(30) days after filing a registration statement on Form S-1 with the Securities and Exchange Commission. In the absence of such selection within such thirty-day period, the directorship(s) held by the director whose surname begins with the earlier letter(s) in the alphabet shall be deemed terminated.

          (b) Upon the consummation of a Qualified IPO, the number of authorized directors designated as Class A Directors (the "CLASS A DIRECTORS") shall be three (3). All newly created positions effected by this Section 7.3(b) shall be filled as provided in Section 7.3(j).

          (c) Notwithstanding anything set forth in Section 7.1(a) hereof, in the event that, at any time following consummation of a Qualified IPO, (i) the holders of the Class B Common Stock, together with their Affiliates, cease to have aggregate As Converted Ownership equal to or exceeding fifteen percent (15%) of the then As Converted Capitalization or (ii) either (x) by the application of Section 5.1(e) hereof, fewer than two (2) series of Class B Common Stock have their Voting Power determined in accordance with Section 5.1(c) hereof or (y) there are not at least two (2) Persons who are not Affiliates who separately possess shares of two (2) or more separate series of Class B Common Stock which have their Voting Power determined in accordance with
Section 5.1(c) of this Certificate (each event in clauses (i) and (ii), a "CLASS B DIRECTORS TRIGGERING EVENT"), then subject to Sections 7.3(g) - (i) hereof, the right of holders of each series of Class B Common Stock to elect with respect to specified director positions pursuant to Section 7.1 shall forever be cancelled and (A) such positions shall be immediately terminated and (B) the number of Class A Director positions shall be automatically increased by an amount equal to the number of director positions so terminated. All newly created positions effected by this Section 7.3(c) shall be filled as provided in
Section 7.3(j).

          (d) Notwithstanding anything set forth in Section 7.1(a) hereof, upon and perpetually after such time as any holder of Class B Common Stock, together with its Affiliates, has an As Converted Ownership of less than 7,264,079 shares (as adjusted to give effect to any stock split, stock dividend, reclassification, recapitalization or similar event), in the aggregate, of (i) Class B Common Stock and (ii) Class A Common Stock received pursuant to Section 6.1(a)


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or Section 6.3 hereof (an "INDIVIDUAL CLASS B DIRECTOR TRIGGERING EVENT"), the
right of such series of Class B Common Stock to elect with respect to specified director positions pursuant to Section 7.1 shall forever be cancelled and (x) such positions shall be immediately terminated and (y) the number of Class A Director positions shall be automatically increased by an amount equal to the number of director positions so terminated. All newly created positions effected by this Section 7.3(d) shall be filled as provided in Section 7.3(j).

          (e) Notwithstanding anything set forth in Section 7.1(a) hereof, at such time as (i) the Voting Power of any series of Class B Common Stock is possessed by two (2) or more holders (or their Affiliates) of Class B Common Stock who are not Affiliates and (ii) the Person who held shares of such series of Class B Common Stock on the Restatement Date, together with its Affiliates, no longer holds a majority of the outstanding shares of such series, then upon and perpetually after such time as fewer than 7,264,079 shares of such series are issued and outstanding (based on As Converted Capitalization and as adjusted to give effect to any stock split, stock dividend, reclassification, recapitalization or similar event), the right of such series of Class B Common Stock to elect with respect to specified director positions pursuant to Section
7.1 shall forever be cancelled and (x) such positions shall be immediately terminated and (y) following the consummation of a Qualified IPO, the number of Class A Director positions shall be automatically increased by an amount equal to the number of director positions so terminated. All newly created positions effected by this Section 7.3(e) shall be filled as provided in Section 7.3(j).

          (f) Notwithstanding anything set forth in Section 7.1(a) hereof, if the majority of the Voting Power of each of two (2) or more separate series of Class B Common Stock is possessed by any Person and its Affiliates and Voting Power for any shares of one or more of such series was acquired after the Restatement Date in a transaction not subject to Section 5.1 of the Stockholders Agreement, then upon and perpetually after such time as such Person, together with its Affiliates, has an As Converted Ownership of less than 14,528,158 shares (as adjusted to give effect to any stock split, stock dividend, reclassification, recapitalization or similar event), in the aggregate, of (i) Class B Common Stock and (ii) Class A Common Stock received pursuant to Section 6.1(a) or Section 6.3 hereof, the right to elect specified director positions pursuant to Section 7.1 shall forever be cancelled for each series of Class B Common Stock subject to this Section 7.3(f), other than for the series of Class B Common Stock which, based on As Converted Capitalization, has the largest number of shares of such series outstanding on such date, and (x) such position or positions, as applicable, shall be immediately terminated and (y) following the consummation of a Qualified IPO, the number of Class A Director positions shall be automatically increased by an amount equal to the number of director positions so terminated. All newly created positions effected by this Section 7.3(f) shall be filled as provided in Section 7.3(j).

          (g) Notwithstanding anything set forth in Sections 7.3(c) - (f) hereof and subject to Sections 7.3(h) and (i) hereof, so long as the holders of any series of Class B Common Stock, together with their Affiliates, have an As Converted Ownership equal to or exceeding five percent (5%) of the As Converted Capitalization, then the holders of shares of such series shall be entitled to elect directors pursuant to Section 7.1(a) hereof. Upon and perpetually after such time that (i) an Individual Class B Triggering Event has occurred with respect to such series of

Class B Common Stock or a Class B Triggering Event has occurred and (ii) the holders of such series of Class B Common Stock, together with their Affiliates, cease to have an As Converted Ownership equal to or exceeding five percent (5%) of the As Converted Capitalization, then the right of such series to elect with respect to specified director positions pursuant to Section 7.1 shall forever be cancelled and (x) such position shall be immediately terminated and (y) following the consummation of a Qualified IPO, the number of Class A Director positions shall be automatically increased by an amount equal to the number of director positions so terminated. All newly created positions effected by this
Section 7.3(g) shall be filled as provided in Section 7.3(j).

          (h) Notwithstanding anything set forth in Sections 7.3(c) - (f) hereof and subject to Section 7.3(i) hereof, at such time as (i) the Voting Power of any series of Class B Common Stock is possessed by two (2) or more holders (or their Affiliates) of Class B Common Stock who are not Affiliates and (ii) the Person who held shares of either of such series of Class B Common Stock on the Restatement Date no longer holds, together with its Affiliates, a majority of the Voting Power of such series, then upon and perpetually after such time as the outstanding shares of such series (based for such purpose on As Converted Ownership) represents less than five percent (5%) of the As Converted Capitalization, the right of such series to elect specified director positions pursuant to Section 7.1 shall forever be cancelled and (x) such position shall be immediately terminated and (y) following the consummation of a Qualified IPO, the number of Class A Director positions shall be automatically increased by an amount equal to the number of director positions so terminated. All newly created positions effected by this Section 7.3(h) shall be filled as provided in
Section 7.3(j).

          (i) Notwithstanding anything set forth in Sections 7.3(c) - (h) hereof, if a majority of the Voting Power of each of two (2) or more separate series of Class B Common Stock is possessed by any Person and its Affiliates and Voting Power for any shares of one or more of such series was acquired after the Restatement Date in a transaction not subject to Section 5.1 of the Stockholders Agreement, then upon and perpetually after such time as such Person ceases to have an As Converted Ownership equal to or exceeding ten percent (10%) of the As Converted Capitalization, the right to elect specified director positions pursuant to Section 7.1 shall forever be cancelled for each series of Class B Common Stock subject to this Section 7.3(i), other than for the series of Class B Common Stock which, based on As Converted Capitalization, has the largest number of shares of such series outstanding on such date, and (x) such position or positions, as applicable, shall be immediately terminated and (y) following the consummation of a Qualified IPO, the number of Class A Director positions shall be automatically increased by an amount equal to the number of director positions so terminated. All newly created positions effected by this Section 7.3(i) shall be filled as provided in Section 7.3(j).

          (j) Any Class A Director position created pursuant to this Section 7.3 shall be filled by the Class A Nominating Committee, as provided in the Bylaws. The stockholders of the Corporation shall have no right to fill such vacancies or newly-created positions.

     Section 7.4 CLASS A DIRECTORS. There shall initially be no Class A Directors and no class or series of Common Stock shall be entitled to vote as to the election of any directors,


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except as expressly provided in this Certificate. Except as provided in Section
7.3(j), the holders of all classes of Common Stock, voting together as one class (or if any holders of shares of Preferred Stock are entitled to vote thereon together with the holders of Common Stock, as one class with such holders of shares of Preferred Stock) shall be entitled to elect all such Class A Directors.

     Section 7.5 CLASSIFICATION OF THE CLASS A DIRECTORS. Upon the consummation by the Corporation of a Qualified IPO, the Class A Directors shall be divided into three classes, designated Class I, Class II and Class III. Such positions shall be staggered amongst the Class I, II and III classes so as to maintain the number of directors in each class being as nearly equal as possible. Class I shall be initially elected for a term expiring at the first annual meeting of stockholders following consummation of the Qualified IPO, Class II shall be initially elected for a term expiring at the second annual meeting of stockholders following consummation of the Qualified IPO, and Class III shall be initially elected for a term expiring at the third annual meeting of stockholders following consummation of the Qualified IPO. Members of each class shall hold office until their successors are elected and qualified. At each succeeding annual meeting of the stockholders of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. In case of any increase or decrease, from time to time, in the number of directors, other than those who may be elected by the holders of any outstanding series of Preferred Stock or any other series or class of stock as set forth in this Certificate, the number of directors in each class shall be apportioned as nearly equal as possible.

     Section 7.6 REMOVAL.

          (a) CLASS B DIRECTORS. Except as provided in Section 7.3,

              (i) The approval of the holders of a majority of the outstanding Series B-AA Common Stock shall be required to remove without cause (and with or without prior notice) any Series B-AA Director, and to elect successors therefor.

              (ii) The approval of the holders of a majority of the outstanding Series B-CO Common Stock shall be required to remove without cause (and with or without prior notice) any Series B-CO Director, and to elect successors therefor.

              (iii) The approval of the holders of a majority of the outstanding Series B-DL Common Stock shall be required to remove without cause (and with or without prior notice) any Series B-DL Director, and to elect successors therefor.

              (iv) The approval of the holders of a majority of the outstanding Series B-NW Common Stock shall be required to remove without cause (and with or without prior notice) any Series B-NW Director, and to elect successors therefor.


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              (v)  The approval of the holders of a majority of the outstanding
     Series B-UA Common Stock shall be required to remove without cause (and with or without prior notice) any Series B-UA Director, and to elect successors therefor.

          (b) CLASS A DIRECTORS. Any Class A Director may be removed from office only with cause by the affirmative vote of the holders of a majority of the Voting Power of the holders of the then outstanding Common Stock, voting together as a single class (or if any holders of shares of Preferred Stock are entitled to vote together with the holders of Common Stock, as a single class with such holders of shares of Preferred Stock).

     Section 7.7 MANAGEMENT DIRECTOR. So long as the holders of Series B Common Stock have the right to elect the Management Director pursuant to Section 7.1(a) hereof, the approval of the holders of a majority of the outstanding Series B Common Stock, voting together as a single class, shall be required to remove without cause (and with or without prior notice) the Management Director, and to elect a successor therefor.

     Section 7.8 VACANCIES. Should a vacancy occur or be created for any Class A Director other than in circumstances subject to Sections 7.3(c) - (i), the Class A Director position shall be filled by the Class A Nominating Committee, as provided in the Bylaws. The stockholders of the Corporation shall have no right to fill such vacancies.

     Section 7.9 REMOVAL. Notwithstanding any of the foregoing provisions of this Article VII, each director shall serve until his successor is elected and qualified or until his death, retirement, resignation or removal.

     Section 7.10 WRITTEN BALLOT. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.


                                  ARTICLE VIII

                              CORPORATE GOVERNANCE

     The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders.

     Section 8.1 MANAGEMENT OF CORPORATION. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate or the Bylaws, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

     Section 8.2 REQUIRED APPROVALS.

          (a) REINFORCED QUALIFIED CLASS B APPROVAL. Notwithstanding anything contained in this Certificate to the contrary, including, without limitation,
Section 9.1 hereof, at all times during which any series of Class B Common Stock has its Voting Power determined in accordance with Section 5.1(c) hereof, the Corporation shall not, without a Reinforced Qualified Class B Approval, (X) enter into any transaction or series of related transactions involving (i) any merger, acquisition, consolidation, reorganization, issuance of Securities or similar transaction(s) as a result of which either (A) the holders of Common Stock immediately prior to such transaction would own Voting Securities possessing Voting Power of the successor or surviving entity immediately thereafter representing less than a majority of the Voting Power of such successor or surviving entity or (B) any powers, preferences or special rights of the holders of Class B Common Stock would be adversely affected, PROVIDED that if, in the case of (A) or (B) of this clause
(i), the holders of any series of Class B Common Stock shall be treated disproportionately and adversely in comparison to any other series of Class B Common Stock in any such transaction then the approval of the holders of a majority of the shares of such series of Class B Common Stock shall also be obtained; (ii) a sale of all or substantially all of the assets or business of the Corporation, or any contract for the lease or license of all or substantially all of the assets or business of the Corporation; or (iii) or the taking by the Corporation of an action described in clauses (1), (3) - (6) and
(8) of the definition of Bankruptcy Event or (Y) appoint or consent to any manager of Orbitz LLC other than the Corporation. Notwithstanding anything contained in this Section 8.2(a) or this Certificate to the contrary, at all times during which any series of Class B Common Stock has its Voting Power determined in accordance with Section 5.1(c) hereof, the Corporation shall not, without a Unanimous Qualified Class B Approval, enter into any transaction or series of related transactions described in subparagraph (i) above involving the Corporation and any Person Controlled by or under common Control with the Corporation if such transaction would have an effect described in clauses (A) or
(B) above.

          (b) UNANIMOUS CLASS B APPROVAL. In addition to any requirements of law and any other provision of this Certificate or the Bylaws (and notwithstanding the fact that a lesser percentage may be specified by law or this Certificate or the Bylaws), at all times during which shares of any series of Class B Common Stock are issued and outstanding, a Unanimous Class B Approval shall be required
(i) for the Corporation to redeem or repurchase any outstanding class or series of Common Stock or Preferred Stock and to redeem or repurchase any Membership Units (the Corporation doing so in its capacity as Manager of Orbitz LLC), in each case, from any holder of either Class B Common Stock or Class A Common Stock unless all shares of such class or series of Common Stock, Preferred Stock or Membership Units are then so entitled to be redeemed or repurchased (including by pro rated redemption or repurchase), (ii) to take actions described in Sections 9.2 and 14.2 (b) hereof, (iii) to reclassify any class or series of Common Stock or Preferred Stock into any series of Class B Common Stock, or (iv) for the Corporation to have the power to enter into any transaction or a series of related transactions involving (x) any merger, acquisition, consolidation, reorganization or similar transaction or (y) a sale of all or substantially all of the assets or business of the Corporation to, or any contract for the lease or license of all or substantially all of the assets of the business of the Corporation with, (A) a Person who (or whose Affiliates) displays airline fares and other information provided by airlines on a web site in other than an unbiased manner or (B) Hotwire or Priceline; PROVIDED, however, the requirements of this Section 8.2(b)(y)(iv)(B) shall no longer apply upon and perpetually after the earlier of such time as (x) Omicron Reservations Management, Inc. and its Affiliates hold no shares of Class B Common Stock whose Voting Power is determined in accordance with Section 5.1(c), or (y) any holder of Class B Common Stock and its Affiliates (other than Omicron Reservations Management, Inc. and any of its Affiliates) hold no Securities of Hotwire.

     Section 8.3 STOCKHOLDER ACTION. Except as otherwise provided for in a certificate of designation for any class or series of Preferred Stock, upon and after the Trigger Date, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

     Section 8.4 SPECIAL MEETINGS. Special meetings of stockholders of the Corporation may be called only by the Chairperson of the Board or the Chief Executive Officer, by the Board of Directors acting pursuant to a resolution adopted by a majority of the members of the Board of Directors or by the holders of a majority of the Voting Power of the shares of Class B Common Stock.

                                   ARTICLE IX

                                     BYLAWS

     Section 9.1 AMENDMENTS. Subject to Section 9.2 hereof, the Board of Directors shall have the power to adopt, alter, amend or repeal the Bylaws. The stockholders of the Corporation may adopt, amend or repeal the Bylaws but only by the affirmative vote of holders of at least a majority of the combined Voting Power of the then-outstanding shares of capital stock of all classes and series of the Corporation entitled to vote generally on matters requiring the approval of stockholders, voting together as a single class, and subject to such additional approvals provided for in Section 9.2 hereof

     Section 9.2 REQUIRED APPROVALS. In addition to any requirements of law and any other provisions of the Bylaws and this Certificate (and notwithstanding the fact that a lesser percentage may be specified by law, the Bylaws or this Certificate), at all times during which shares of any series of Class B Common Stock are issued and outstanding, a Unanimous Class B Approval shall be required
(i) to alter, amend, repeal, waive or adopt any provision of the Bylaws which would have the effect of expanding the authority of the Corporation, Orbitz LLC or any Subsidiary of either of them to market and sell travel products and services other than in an unbiased manner and Non-Opaque Manner or modify the limitations in the last sentence of Section 2.1 of the Bylaws and (ii) to alter, amend, waive or repeal, or adopt any provision of the Bylaws which adversely affects the rights established under Section 3.3, Section 3.14(c), Section 4.8,
Section 4.13, Section 11(b) or Article V of the Bylaws.

                                    ARTICLE X

                       LIMITATION OF DIRECTORS' LIABILITY

     The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph (7) of subsection (b) of Section 102 of the General Corporation Law, as the same may be amended and supplemented. Any amendment or repeal of this Article by the stockholders of the Corporation shall be prospective only and shall not adversely affect any right or protection of a director of the Corporation existing with respect to any act or omission occurring prior to the time of such repeal or modification.

                                   ARTICLE XI

                                 INDEMNIFICATION

     Section 11.1 RIGHT TO INDEMNIFICATION. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a "COVERED PERSON") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "PROCEEDING"), by reason of the fact that he, or a Person for whom he is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 11.3, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board of Directors of the Corporation.

     Section 11.2 PREPAYMENT OF EXPENSES. The Corporation shall pay the expenses (including attorneys' fees) reasonably incurred by a Covered Person in defending any proceeding in advance of its final disposition, PROVIDED, HOWEVER, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this
Article XI or otherwise.

     Section 11.3 CLAIMS. If a claim for indemnification or advancement of expenses under this Article XI is not paid in full within thirty (30) days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

     Section 11.4 NONEXCLUSIVITY OF RIGHTS. The rights conferred on any Covered Person by this Article XI shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of this Certificate, the Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 11.5 OTHER SOURCES. The Corporation's obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or nonprofit entity.

     Section 11.6 AMENDMENT OR REPEAL. Any repeal or modification of the foregoing provision of this Article XI shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

                                   ARTICLE XII

                   SECTION 203 OF THE GENERAL CORPORATION LAW

     The Corporation shall not be governed by Section 203 of the General Corporation Law ("SECTION 203"), and the restrictions contained in Section 203 shall not apply to the Corporation.

                                  ARTICLE XIII

                CERTAIN FIDUCIARY DUTIES OF CERTAIN STOCKHOLDERS

     SECTION 13.1. FREEDOM OF ACTION; CORPORATE OPPORTUNITIES.

          (a) Without limiting subsection (c) of this Section 13.1, each holder of Class B Common Stock as of the Restatement Date (whether or not such holders own shares of Class B Common Stock thereafter) and each other holder of Class B Common Stock and its respective Affiliates and Related Parties (other than a Related Party that is employed by, or seconded to, the Corporation) (collectively, the "PERMITTED PERSONS") may have any other business interests and may engage in any other business or trade, profession or employment whatsoever, on its own account, or in partnership with, or as an employee, officer, director or stockholder of any other Person, and no Permitted Person shall be required to devote its or his entire time to the business of the Corporation. Without limiting the generality of the foregoing, each Permitted Person may (i) engage in the same or similar activities or lines of business as the Corporation or Orbitz LLC or develop or market any products or services that compete, directly or indirectly, with those of the Corporation or Orbitz LLC;
(ii) do business with any client or customer of the Corporation or Orbitz LLC; and (iii) hold Beneficial Ownership of Securities of, or develop a business relationship with, any Person engaged in the same or similar activities or lines of business as, or otherwise in competition with, the Corporation or Orbitz LLC (collectively, the interests, activities and relationships described in this clause (a) are referred to as "PERMITTED ACTIVITIES").

          (b) Without limiting subsection (c) of this Section 13.1, neither the Corporation nor any holder of Class B Common Stock as of the Restatement Date (whether or not such holders own shares of Class B Common Stock thereafter) nor any other holder of Class B Common Stock nor any Affiliate thereof by virtue of this Certificate shall have any rights in or to any Permitted Activity or the income or profits derived therefrom, regardless of whether or not such Permitted Activity was presented to a Permitted Person as a direct or indirect result of its or his connection with the Corporation. Without limiting subsection (c) of this Section 13.1, no Permitted Person shall have any obligation to present any Permitted Activity to the Corporation, even if the Permitted Activity is one that the Corporation might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so and no Permitted Person shall be liable to the Corporation or any holder of Class B Common Stock (or any Affiliate or Related Party thereof) for breach of any fiduciary or other duty by reason of the fact that a Permitted Person pursues or acquires such business opportunity, directs such business opportunity to another Person or fails to present such business opportunity, or information regarding such business opportunity, to the Corporation.

          (c) Without limiting the foregoing clauses (a) and (b) of this Section 13.1, in the event that a director or officer of the Corporation who is also a director, officer or employee of a Permitted Person acquires knowledge of a Permitted Activity which may be a corporate opportunity for both the Corporation and such Permitted Person or its Affiliates, such director or officer shall have fully satisfied and fulfilled his fiduciary duty with respect to such corporate opportunity, and the Corporation hereby renounces its interest in such business opportunity and waives any claim that such business opportunity constituted a corporate opportunity that should have been presented to the Corporation or any of its Affiliates, if such director or officer acts in a manner consistent with the following policy: a corporate opportunity offered to any person who is an officer or director of the Corporation, and who is also an officer, director or employee of a Permitted Person, shall belong to such Permitted Person, unless such opportunity was expressly and solely offered to such person in his or her capacity as a director or officer of the Corporation.

                                   ARTICLE XIV

                                   AMENDMENTS

     Section 14.1 AMENDMENTS. The Corporation reserves the right to adopt, repeal, alter, waive or amend any provision of this Certificate, in the manner now or hereafter prescribed by the laws of the State of Delaware and this Certificate, and all rights, preferences and privileges conferred on stockholders, directors, officers, employees, agents and other persons in this Certificate, if any, are granted subject to this reservation.

     Section 14.2 REQUIRED APPROVALS. In addition to any requirements of law and any other provisions of this Certificate (and notwithstanding the fact that a lesser percentage may be specified by law or this Certificate), (a) at all times during which shares of any series of Class B Common Stock have their Voting Power determined in accordance with Section 5.1(c) hereof, a Unanimous Qualified Class B Approval shall be required to alter, amend, waive, repeal or adopt any provision of this Certificate which is inconsistent with any provision of Sections 4.6, 5.1, Articles VI, 7.1(b), VIII, 9.2, 13.1 or 14.2 hereof, (b) at all times during which shares of any series of Class B Common Stock are issued and outstanding, a Unanimous Class B Approval shall be required to alter, amend, waive, repeal or adopt any provision of this Certificate which permits the Corporation, Orbitz LLC or any Subsidiary of either of them, as applicable, to take any action that is inconsistent with the provisions of Sections 8.2(b) or
9.2 hereof and (c) the approval of holders of each adversely affected series of Class B Common Stock shall be required (which approval shall be obtained by the holders of a majority of the shares of each such series) to alter, amend, repeal or waive the requirements or to adopt any provision of this Certificate which adversely affects the powers, preferences or special rights of such series, including without limitation, any adverse effect on the rights of any series of Class B Common Stock to elect or otherwise act with respect to specified director positions pursuant to Section 7.1(a) hereof.

                                   ARTICLE XV

                                   DEFINITIONS

     For purposes of this Certificate, the following terms have the meanings set forth below:

     "AFFILIATE" shall mean, in respect of any specified Person, a Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, the Person specified; PROVIDED, however, that notwithstanding the foregoing, no holder of Class B Common Stock shall be deemed to be an Affiliate of any other holder of Class B Common Stock due solely to being a party to the Stockholders Agreement.

     "AMENDED CHARTER ASSOCIATE AGREEMENTS" shall mean the Amended and Restated Charter Associate Agreements dated as of May 9, 2000, by and between the Corporation and each Initial Member, as amended from time to time.

     "AS CONVERTED CAPITALIZATION" means the aggregate number of shares of all classes or series of Common Stock of the Corporation then outstanding as of such date, assuming for purposes of such calculation, all Membership Units outstanding had, immediately prior to such calculation, been exchanged for Common Stock in accordance with Section 6.3 hereof, after taking into account any adjustments to the number of such shares and Membership Units under Sections
5.3 and 5.7 hereof.

     "AS CONVERTED OWNERSHIP" means the aggregate number of shares of any class or series of Common Stock then held by a Person, assuming that for purposes of such calculation, all Membership Units held by such Person and its Affiliates (but without duplication as to any other holder) had, immediately prior to such calculation, been exchanged for Common Stock pursuant to Section 6.3 hereof, after taking into account any adjustments to the number of such shares and Membership Units under Sections 5.3 and 5.7 hereof.

     "BANKRUPTCY EVENT" means, with respect to any Person, the occurrence or existence of any of the following events or conditions: such Person (1) is dissolved; (2) becomes insolvent or is unable or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding up or liquidation and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding up or liquidation, or (B) is not dismissed, discharged, stayed or restrained in each case within sixty (60) days of the institution or presentation thereof; (5) has a resolution passed for its winding up or liquidation; (6) seeks or becomes subject to the appointment of an administrator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets (regardless of how brief such appointment may be, or whether any obligations are promptly assumed by another entity or whether any other event described in this clause (6) has occurred and is continuing); (7) experiences any event which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) through (6) above; or (8) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts.

     "BENEFICIAL OWNERSHIP" shall mean, in respect of any Securities, those Securities that a Person or any of its Affiliates is deemed to "beneficially own" within the meaning of Rule 13d-3 under the Exchange Act.

     "BOARD" shall have the meaning set forth in Section 7.1(a) hereof.

     "BOARD OF DIRECTORS" shall have the meaning set forth in Section 7.1(a) hereof.

     "BREACHING PARTY" shall have the meaning set forth in the definition of "Triggering Default".

     "BYLAWS" shall have the meaning set forth in Section 4.6(a) hereof.

     "CERTIFICATE" shall have the meaning set forth in Section 4.2 hereof.

     "CHARTER ASSOCIATE AGREEMENTS" shall mean the Amended Charter Associate Agreements and the Charter Associate Agreements entered into by and between the Corporation and each holder of Class B Common Stock (or an Affiliate of such holder), as amended from time to time.

     "CLASS A COMMON STOCK" shall have the meaning set forth in Section 4.2(a) hereof.

     "CLASS A DIRECTORS" shall have the meaning set forth in Section 7.3(b) hereof.

     "CLASS A LLC UNITS" shall mean the Class A membership interests in Orbitz LLC.

     "CLASS B AUTOMATIC CONVERSION TIME" shall have the meaning set forth in
Section 6.1(e) hereto.

     "CLASS B COMMON STOCK" shall have the meaning set forth in Section 4.2(a) hereof.

     "CLASS B DIRECTORS" shall have the meaning set forth in Section 7.1(a) hereof.

     "CLASS B DIRECTORS TRIGGERING EVENT" shall have the meaning set forth in
Section 7.3(c) hereof.

     "CLASS B LLC UNITS" shall mean the Class B membership interests in Orbitz LLC.

     "CLASS C AUTOMATIC CONVERSION TIME" shall have the meaning set forth in
Section 6.2(b) hereof.

     "CLASS C COMMON STOCK" shall have the meaning set forth in Section 4.2(a) hereof.

     "CLASS C LLC UNITS" shall mean the Class C membership interests in Orbitz LLC.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended, including effective date and transition rules (whether codified or not). Any reference herein to a specified provision of the Code shall be deemed to include a reference to any successor provision thereof.

     "COMMON STOCK" shall have the meaning set forth in Section 4.1 hereof.

     "CONTROL" shall mean, with respect to a particular Person, the possession, directly or indirectly, of the power, whether or not exercised, to direct or cause the direction of management or policies of such Person (whether through ownership of Voting Securities, partnership interests or other ownership interests, by contract or otherwise).

     "CONVERTED CLASS B COMMON STOCK" shall have the meaning set forth in
Section 6.1(e) hereof.

     "CONVERTED CLASS C COMMON STOCK" shall have the meaning set forth in
Section 6.2(b) hereof.

     "COVERED PERSON" shall have the meaning set forth in Section 11.1 hereof.

     "DIRECTOR THRESHOLD EVENT" shall have the meaning set forth in Section 7.2(a) hereof.

     "GLOBAL DISTRIBUTION SYSTEM" shall mean a "system" within the meaning of 14 C.F.R. Section 255.3.

     "HOTWIRE" shall mean (i) Cimo, Inc., a Delaware corporation, d/b/a Hotwire, which owns and operates an Internet travel web site known as Hotwire.com, and any of its Subsidiaries, and (ii) any corporate or non-corporate successor of the Person described in clause (i) whether by virtue of a merger, acquisition, consolidation, reorganization, sale or other business combination or other type of transaction or series of related transactions.

     "INDIVIDUAL CLASS B DIRECTOR TRIGGERING EVENT" shall have the meaning set forth in Section 7.3(d).

     "INDIVIDUAL TRIGGERING EVENT" shall have the meaning set forth in Section 5.1(e) hereof.

     "INITIAL CAPITAL CONTRIBUTION" shall mean, with respect to any holder of Class B Common Stock, the contribution to the capital of Orbitz LLC made by such holder of Class B Common Stock pursuant to Section 4.1 of the LLC Agreement.

     "INITIAL MEMBERS" shall mean Continental Airlines, Inc., Delta Air Lines, Inc., Northwest Airlines, Inc. and United Air Lines, Inc.

     "INSTITUTIONAL INVESTOR" shall mean a bank, investment company, insurance company, as those terms are used in Rule 13(d)-1(b) of the Exchange Act, or similar financial institution that does not acquire Voting Securities for the purpose of or having the effect of changing the control of the Corporation or in connection with or as a participant in any transaction having such purpose or effect.

     "LLC AGREEMENT" means that certain Sixth Amended and Restated Limited Liability Company Agreement of Orbitz LLC dated as of the Restatement Date, by and among the Corporation and the other signatories thereto, as hereafter amended from time to time.

     "MAJORITY OF DISINTERESTED DIRECTORS" shall mean a number of directors constituting not less than fifty and one-tenth percent (50.1%) of the number of directors on the Board of Directors, as such number of directors may be adjusted from time to time pursuant to Section 7.1(b) hereof, without taking into account any vacancies thereon, and excluding from such calculation of the Board of Directors, directors who are Related Parties of the Person (or any Affiliate of such Person) that is a party to the particular agreement or type of transaction being considered by the Board (other than solely as a result of such Person's or its Affiliates' ownership of Securities of the Corporation or of Orbitz LLC).

     "MANAGEMENT DIRECTOR" shall have the meaning set forth in Section 7.1(a) hereof.

     "MEMBER" shall have the meaning set forth in the LLC Agreement.

     "MEMBERSHIP UNITS" shall mean the Class A LLC Units, the Class B LLC Units and the Class C LLC Units.

     "NON-OPAQUE MANNER" shall mean the provision to a Person via the Internet of information concerning airline, hotel, rental car and other travel products or services where the Person is able to see the identity of the airline or other travel provider, schedules, availability, fares and price offerings of the airlines, hotels, rental car companies and other travel products or services in an unbiased manner prior to the purchase of such products or services.

     "OPAQUE MANNER" shall mean the provision to a Person via the Internet of information, reservations, booking and ticketing services concerning airlines and other travel products or services where the person is unable to identify the specific airline or other travel supplier offering the travel product or service prior to the purchase of such product or service.

     "ORBITZ LLC" shall mean "Orbitz, LLC," a Delaware limited liability company.

     "PERMITTED ACTIVITIES" shall have the meaning set forth in Section 13.1(a) hereof.

     "PERMITTED PERSONS" shall have the meaning set forth in Section 13.1(a) hereof.

     "PERSON" shall mean any individual, entity, firm, corporation, partnership, association, limited liability company, joint-stock company, trust, or unincorporated organization.

     "PLEDGE" shall mean to pledge, mortgage, grant a security interest in, hypothecate or otherwise encumber assets of Securities (including, without limitation, all or a portion of

Membership Units, Class A Common Stock, any series of Class B Common Stock, Class C Common Stock and Preferred Stock).

     "PREFERRED STOCK" shall have the meaning set forth in Section 4.1 hereof.

     "PRE-QUALIFIED IPO INDIVIDUAL CLASS B DIRECTOR TRIGGERING EVENT" shall have the meaning set forth in Section 7.2(b) hereof.

     "PRICELINE" shall mean (i) Priceline.com Inc., a Delaware corporation which owns and operates an Internet travel web site known as Priceline.com, and any of its Subsidiaries, and (ii) any corporate or non-corporate successor of the Person described in clause (i) whether by virtue of a merger, acquisition, consolidation, reorganization, sale or other business combination or other type of transaction or series of related transactions.

     "PROCEEDING" shall have the meaning set forth in Section 11.1 hereof.

     "QUALIFIED AFFILIATE" shall mean an Affiliate of such Person as to which such Person or its Affiliates is, directly or indirectly, the beneficial owner of not less than a majority of the economic interest in such Affiliate's fully diluted equity capitalization.

     "QUALIFIED IPO" shall mean the initial BONA FIDE, firm commitment underwritten public offering of the Common Stock pursuant to a registration statement declared effective under the Securities Act, provided that such offering results in a public offering price of not less than $5.00 per share and results in gross proceeds to the Corporation of not less than $50,000,000.

     "QUALIFIED PREFERRED STOCK" shall have the meaning set forth in Section 4.6(a) hereof.

     "QUALIFIED SECURITIES" shall have the meaning set forth in Section 4.6(a) hereof.

     "QUALIFIED TRANSFER" shall mean with respect to shares of Class B Common
Stock: (i) a Transfer (x) approved by a Majority of Disinterested Directors, (y) to any Qualified Affiliate of the proposed transferor of Class B Common Stock (so long as such holder of Class B Common Stock Transfers all but not less than all of its outstanding shares of Class B Common Stock to such Qualified Affiliate), or (z) subject to Section 5 of the Stockholders Agreement, by a holder of Class B Common Stock to another holder of Class B Common Stock and
(ii) a bona fide pledge or hypothecation of Common Stock to an Institutional Investor or a securities firm of national repute, provided the instrument establishing such pledge or hypothecation provides that if the pledgee seeks to foreclose upon the pledge or hypothecation or otherwise exercise Voting Power as to such shares, the pledgee shall give the Corporation prior notice thereof. Upon receipt of such notice by the Corporation (or the Corporation otherwise becoming aware of such action), a Transfer of such Common Stock that is not a Qualified Transfer shall be deemed to have occurred for purposes of this Certificate including, without limitation, Section 6.1(d) hereof, as of the earlier of (i) the date of such foreclosure or (ii) the exercise of Voting Power as to such shares.

     "REINFORCED QUALIFIED CLASS B APPROVAL" shall mean the approval of two-thirds of the series of Class B Common Stock that then have shares outstanding whose Voting Power is determined in accordance with Section 5.1(c). An approval of each such series shall be obtained by the holders of a majority of the shares of such series (for example, if there are five outstanding series of Class B Common Stock whose Voting Power is determined in accordance with
Section 5.1(c), the approval of the holders of a majority of the shares of four series must be obtained to constitute a Reinforced Qualified Class B Approval).

     "RELATED PARTY" shall mean, with respect to any Person who is not an individual, (i) a director, officer, employee of such Person, including with respect to a director, any individual who is elected a director by such holder of Class B Common Stock, or (ii) a partner, member or stockholder of such Person, which partner, member or stockholder holds at least ten percent (10%) of the Securities of such Person.

     "RESTATEMENT DATE" shall mean April 10, 2002.

     "SECTION 203" shall have the meaning set forth in Article XII hereof.

     "SECTION 351 TRANSACTION" shall mean a tax-free contribution of Class A LLC Units and/or Class B LLC Units in Orbitz LLC to the Corporation in exchange for Securities of the Corporation pursuant to Section 351 of the Code, and which complies with the provisions of Section 9 of the Stockholders Agreement.

     "SECTION 368 REORGANIZATION" shall mean a transaction which is intended by the parties to qualify as a "reorganization" within the meaning of Section 368 of the Code and which complies with the provisions of Section 8 of the Stockholders Agreement.

     "SECURITIES" shall mean, with respect to: (a) any corporation, any of the equity securities of such corporation and any obligations to purchase or options, rights or warrants to acquire such equity securities, but excluding debt instruments which are not convertible into or exchangeable for equity securities; and (b) any partnership, limited liability company, association, joint-stock company, trust, fund or any organized group or person whether incorporated or not, any ownership interest or right or obligation to acquire such ownership interest, whether or not evidenced by a written instrument, but excluding debt instruments which are not convertible into or exchangeable for such ownership instruments.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

     "SERIES B-AA COMMON STOCK" shall have the meaning set forth in Section 4.2(b) hereof.

     "SERIES B-AA DIRECTOR" shall have the meaning set forth in Section 7.1(a) hereof.

     "SERIES B-CO COMMON STOCK" shall have the meaning set forth in Section 4.2(b) hereof.

     "SERIES B-CO DIRECTOR" shall have the meaning set forth in Section 7.1(a) hereof.

     "SERIES B COMMON STOCK" shall have the meaning set forth in Section 4.2(b) hereof.

     "SERIES B-DL COMMON STOCK" shall have the meaning set forth in Section 4.2 hereof.

     "SERIES B-DL DIRECTOR" shall have the meaning set forth in Section 7.1(a) hereof.

     "SERIES B-NW COMMON STOCK" shall have the meaning set forth in Section 4.2(b) hereof.

     "SERIES B-NW DIRECTOR" shall have the meaning set forth in Section 7.1(a) hereof.

     "SERIES B-UA COMMON STOCK" shall have the meaning set forth in Section 4.2(b) hereof.

     "SERIES B-UA DIRECTOR" shall have the meaning set forth in Section 7.1(a) hereof.

     "STOCKHOLDERS AGREEMENT" shall mean that certain Amended and Restated Stockholders Agreement dated as of the Restatement Date by and among the Corporation, Orbitz LLC and the other signatories thereto, as amended from time to time.

     "SUBSIDIARY" of any Person shall mean any Person of which a majority of the Voting Securities are owned, directly or indirectly, by such Person.

     "TRANSFER" shall mean, with respect to assets or Securities (including, without limitation, the Class A Common Stock, any series of Class B Common Stock, Class C Common Stock, Preferred Stock, Class A LLC Units, Class B LLC Units and Class C LLC Units), to issue, sell, assign, transfer, lease, Pledge or dispose of, including by merger, consolidation, liquidation, dissolution, dividend, distribution or otherwise, (i) such assets or Securities or (ii) interests in any Person that holds the subject assets or Securities such that such Person is no longer a Qualified Affiliate of the transferor, in each case, whether made directly or indirectly, voluntarily or involuntarily, absolutely or conditionally, or by operation of law or otherwise.

     "TRANSFER AGENT" shall have the meaning set forth in Section 6.1(b) hereof.

     "TRIGGER DATE" shall have the meaning set forth in Section 5.1(d) hereof.

     "TRIGGERING DEFAULT" shall mean the intentional and systematic breach by a holder of Class B Common Stock or any of its Affiliates (a "BREACHING PARTY") of any obligation under Sections 2.1(a) or 2.1(b) of the Charter Associate Agreement, if such breach is not cured within forty-five (45) days following written notice by the Board of Directors to such holder at its address specified in the Corporation's stock ledger, identifying such breach, and following such 45th day (but in no event more than thirty (30) days after such 45th day), the Board of Directors determines that such breach has not been cured. For purposes of this definition, "cured" shall mean the discontinuation by the breaching party of the actions or practice resulting in the noticed breach of its obligations under Sections 2.1(a) and 2.1(b) of the Charter Associate Agreement within forty-five (45) days of notice thereof, and shall not require remedy of the historic breach.

     "TRIGGERING EVENT" shall have the meaning set forth in Section 5.1(d) hereof.

     "UNANIMOUS CLASS B APPROVAL" shall mean the approval of the holders of each series of Class B Common Stock that then has shares outstanding. An approval of each such series shall be obtained by the holders of eighty-five percent (85%) of the shares of such series.

     "UNANIMOUS QUALIFIED CLASS B APPROVAL" shall mean the approval of the holders of each series of Class B Common Stock that then has shares outstanding whose Voting Power is determined in accordance with Section 5.1(c) hereof. An approval of each such series shall be obtained by the holders of a majority of the shares of such series.

     "VOTING POWER" shall mean the power to direct, directly or indirectly (by contract, arrangement or understanding), the vote of a Security.

     "VOTING SECURITIES" shall mean, with respect to a Person, all Securities of such Person then outstanding and normally entitled to vote in the election of directors or members of a similar governing body (irrespective of whether or not at the time stock of any other class or classes shall have or might have Voting Power by reason of the happening of any contingency).

                                   ARTICLE XVI

                                  INCORPORATOR


     The name and mailing address of the Sole Incorporator is as follows:


              NAME                             ADDRESS
              ----                             -------
              Deborah M. Reusch                P.O. Box 636
                                               Wilimington, DE 19899